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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


Date of Report:  June 3, 1998



                       COMPLETE WELLNESS CENTERS, INC.
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           (Exact Name of Registrant as specified in its Charter)

Delaware                                                         52 - 1910135
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(State or other jurisdiction      (Commission File No.)        (I.R.S. Employer
    or corporation)                                         Identification No.)

666 11th Street, NW, Suite 200
Washington, D.C.                                                      20001
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(Address of Principal                                             (Zip Code)
    Executive Offices)

Registrant's telephone number, including area code:  (202)  639-9700
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                                     N/A
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        (Former name or former address, if changed since last report)

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ITEM     5.      OTHER EVENTS

         On May 26, 1998, Complete Wellness Centers, Inc. ("CWC" or the "Company") held its annual shareholders meeting. The shareholders elected seven (7) directors, approved an Outside Directors Stock Option Plan, modified the active Stock Option Plans to add a change of control provision and a cashless exercise provision and ratified Ernst & Young as the independent auditors for 1998.

One new director, Dr. Sergio Vallejo, was nominated from the floor and elected to fill the full authorized slate of directors.

ITEM     7.      EXHIBIT

         Exhibit 20.      Copy of the press release dated June 1, 1998



         Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  COMPLETE WELLNESS CENTERS, INC.

Date:    June 3, 1998                      By:     /s/  Eugene Sharer
                                                   ---------------------------
                                                   Eugene Sharer, President